Microsoft Word 10.0.2627;SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 31, 2003

                               Porta Systems Corp.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8191

            Delaware                                     11-2203988
 (State or other jurisdiction of             (IRS Employer Identification No.)
 incorporation or organization)

 6851 Jericho Turnpike, Syosset, New York                  11791
 (Address of principal executive offices)                (Zip Code)

                                  516-364-9300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

This Form 8-K,  which relates to disclosure  required by Item 12, is filed under
Item 9 pursuant to SEC Release 34-47583.

On March 31, 2003, Porta Systems Corp. issued a press release reporting the results of operations for the year ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            Porta Systems Corp.



Date:  April 2, 2003                 By: /s/Edward B. Kornfeld
                                         ---------------------------------------
                                            Edward B. Kornfeld
                                            Senior Vice President
                                            and Chief Financial Officer